
                                                                                                                      Exhibit 99(i)
     MERRILL LYNCH & CO., INC.


     PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                                                       For the Three Months Ended               Percent Inc / (Dec)
                                                                -----------------------------------------    ----------------------
                                                                 Sept. 28,      June 29,       Sept. 29,      3Q01 vs.     3Q01 vs.
     (in millions, except per share amounts)                       2001           2001           2000           2Q01         3Q00
                                                                ------------   ------------   ------------   -----------  ---------

     NET REVENUES
       Commissions                                                  $ 1,204        $ 1,362        $ 1,624         (11.6)%    (25.9)%
       Principal transactions                                           759            911          1,160         (16.7)     (34.6)
       Investment banking
           Underwriting                                                 543            662            590         (18.0)      (8.0)
           Strategic advisory                                           294            313            268          (6.1)       9.7
       Asset management and portfolio service fees                    1,337          1,356          1,414          (1.4)      (5.4)
       Other                                                            129            153            318         (15.7)     (59.4)
                                                                ------------   ------------   ------------
         Subtotal                                                     4,266          4,757          5,374         (10.3)     (20.6)

       Interest and dividend revenues                                 4,663          5,563          5,474         (16.2)     (14.8)
       Less interest expense                                          3,784          4,747          4,704         (20.3)     (19.6)
                                                                ------------   ------------   ------------
         Net interest profit                                            879            816            770           7.7       14.2
                                                                ------------   ------------   ------------

       TOTAL NET REVENUES                                             5,145          5,573          6,144          (7.7)     (16.3)
                                                                ------------   ------------   ------------

     NON-INTEREST EXPENSES
       Compensation and benefits                                      2,757          2,977          3,146          (7.4)     (12.4)
       Communications and technology                                    529            568            542          (6.9)      (2.4)
       Occupancy and related depreciation                               280            270            251           3.7       11.6
       Advertising and market development                               165            202            205         (18.3)     (19.5)
       Brokerage, clearing, and exchange fees                           219            243            206          (9.9)       6.3
       Professional fees                                                115            151            147         (23.8)     (21.8)
       Goodwill amortization                                             53             51             52           3.9        1.9
       Other                                                            253            259            284          (2.3)     (10.9)
                                                                ------------   ------------   ------------

       TOTAL NON-INTEREST EXPENSES                                    4,371          4,721          4,833          (7.4)      (9.6)
                                                                ------------   ------------   ------------

     OPERATING EARNINGS BEFORE INCOME TAXES AND
     DIVIDENDS ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES           774            852          1,311          (9.2)     (41.0)

     Income tax expense                                                 251            262            378          (4.2)     (33.6)

     Dividends on preferred securities issued by subsidiaries            48             49             48             -          -
                                                                ------------   ------------   ------------

     OPERATING EARNINGS, BEFORE SEPTEMBER 11 EXPENSES                 $ 475          $ 541          $ 885         (12.2)     (46.3)
                                                                ============   ============   ============

     Expenses related to September 11,  net of tax                       53              -             -            N/M        N/M
                                                                ------------   ------------   ------------

     NET EARNINGS                                                     $ 422          $ 541          $ 885         (22.0)     (52.3)
                                                                ============   ============   ============

     PREFERRED STOCK DIVIDENDS                                         $ 10            $ 9           $ 10             -          -
                                                                ============   ============   ============

     OPERATING EARNINGS PER COMMON SHARE
       Basic                                                         $ 0.55         $ 0.63         $ 1.09         (12.7)     (49.5)
       Diluted                                                       $ 0.50         $ 0.56         $ 0.94         (10.7)     (46.8)

     EARNINGS PER COMMON SHARE
       Basic                                                         $ 0.49         $ 0.63         $ 1.09         (22.2)     (55.0)
       Diluted                                                       $ 0.44         $ 0.56         $ 0.94         (21.4)     (53.2)

     AVERAGE SHARES
       Basic                                                          845.8          841.4          805.9           0.5        5.0
       Diluted                                                        934.5          943.8          929.0          (1.0)       0.6

     ANNUALIZED RETURN ON AVERAGE COMMON EQUITY-OPERATING BASIS        9.1%          10.7%          21.6%
     ------------------------------------------------------------------------------------------------------------------------------

     Note:  Certain prior period amounts have been restated to conform to the current period presentation.


                                       12

                                                                                                  Exhibit 99(i)
     MERRILL LYNCH & CO., INC.


     PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                                                  For the Nine Months Ended
                                                                ------------------------------
                                                                 Sept. 28,         Sept. 29,       Percent
     (in millions, except per share amounts)                        2001              2000        Inc / (Dec)
                                                                -------------     -------------   -----------


     NET REVENUES
       Commissions                                                   $ 4,071           $ 5,431         (25.0)%
       Principal transactions                                          3,410             4,746         (28.2)
       Investment banking
           Underwriting                                                1,834             1,994          (8.0)
           Strategic advisory                                            891               947          (5.9)
       Asset management and portfolio service fees                     4,072             4,217          (3.4)
       Other                                                             446               849         (47.5)
                                                                -------------     -------------
         Subtotal                                                     14,724            18,184         (19.0)

       Interest and dividend revenues                                 16,459            15,007           9.7
       Less interest expense                                          14,055            12,690          10.8
                                                                -------------     -------------
         Net interest profit                                           2,404             2,317           3.8
                                                                -------------     -------------

       TOTAL NET REVENUES                                             17,128            20,501         (16.5)
                                                                -------------     -------------

     NON-INTEREST EXPENSES
       Compensation and benefits                                       8,978            10,572         (15.1)
       Communications and technology                                   1,695             1,710          (0.9)
       Occupancy and related depreciation                                820               762           7.6
       Advertising and market development                                575               713         (19.4)
       Brokerage, clearing, and exchange fees                            697               672           3.7
       Professional fees                                                 408               462         (11.7)
       Goodwill amortization                                             156               162          (3.7)
       Other                                                             822             1,039         (20.9)
                                                                -------------     -------------

       TOTAL NON-INTEREST EXPENSES                                    14,151            16,092         (12.1)
                                                                -------------     -------------

     OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                  2,977             4,409         (32.5)

     Income tax expense                                                  941             1,356         (30.6)

     Dividends on preferred securities issued by subsidiaries            146               146             -
                                                                -------------     -------------

     OPERATING EARNINGS , BEFORE SEPTEMBER 11 EXPENSES               $ 1,890           $ 2,907         (35.0)
                                                                =============     =============

     Expenses related to September 11,  net of tax                        53                 -           N/M
                                                                -------------     -------------

     NET EARNINGS                                                    $ 1,837           $ 2,907         (36.8)
                                                                =============     =============

     PREFERRED STOCK DIVIDENDS                                          $ 29              $ 29             -
                                                                =============     =============

     OPERATING EARNINGS PER COMMON SHARE
       Basic                                                          $ 2.21            $ 3.63         (39.1)
       Diluted                                                        $ 1.99            $ 3.18         (37.4)

     EARNINGS PER COMMON SHARE
       Basic                                                          $ 2.15            $ 3.63         (40.8)
       Diluted                                                        $ 1.93            $ 3.18         (39.3)

     AVERAGE SHARES
       Basic                                                           839.8             793.7           5.8
       Diluted                                                         938.8             905.0           3.7

     ANNUALIZED RETURN ON AVERAGE COMMON EQUITY-OPERATING BASIS        12.6%             25.9%
     -----------------------------------------------------------------------------------------------------------

     Note:  Certain prior period amounts have been restated to conform to the current period presentation.







                                                                                                             Exhibit 99(i)

     MERRILL LYNCH & CO., INC.
---------------------------------------------------------------------------------------------------------------------------
     PRELIMINARY SEGMENT DATA (UNAUDITED)

                                                          FOR THE THREE MONTHS ENDED             FOR THE NINE MONTHS ENDED
                                                   ---------------------------------------     ----------------------------
                                                     SEPT. 28,     JUN. 29,      SEPT. 29,        SEPT. 28,     SEPT. 29,
       (dollars in millions)                           2001          2001           2000            2001          2000
                                                   ------------------------------------------------------------------------


       CORPORATE AND INSTITUTIONAL CLIENT GROUP

            Non-interest revenues                       $ 1,866       $ 2,109       $ 2,391          $ 6,926       $ 8,504
            Net interest profit                             382           401           352            1,064         1,156
                                                   ------------------------------------------------------------------------
            Total net revenues                            2,248         2,510         2,743            7,990         9,660
                                                   ------------------------------------------------------------------------

            Operating earnings before income taxes and
                dividends on preferred securities
                 issued by subsidiaries                     485           515           847            1,975         3,041

            Pre-tax profit margin                         21.6%         20.5%         30.9%            24.7%         31.5%


---------------------------------------------------------------------------------------------------------------------------

       PRIVATE CLIENT GROUP

            Non-interest revenues                       $ 1,952       $ 2,170       $ 2,432          $ 6,402       $ 8,064
            Net interest profit                             500           410           413            1,335         1,178
                                                   ------------------------------------------------------------------------
            Total net revenues                            2,452         2,580         2,845            7,737         9,242
                                                   ------------------------------------------------------------------------

            Operating earnings before income taxes and
                dividends on preferred securities
                 issued by subsidiaries                     274           307           388              937         1,228

            Pre-tax profit margin                         11.2%         11.9%         13.6%            12.1%         13.3%


---------------------------------------------------------------------------------------------------------------------------

       MERRILL LYNCH INVESTMENT MANAGERS

            Non-interest revenues                         $ 500         $ 546         $ 592          $ 1,600       $ 1,790
            Net interest profit                              15            15            23               45            57
                                                    -----------------------------------------------------------------------
            Total net revenues                              515           561           615            1,645         1,847
                                                    -----------------------------------------------------------------------

            Operating earnings before income taxes and
                dividends on preferred securities
                 issued by subsidiaries                      91           109           150              301           403

            Pre-tax profit margin                         17.7%         19.4%         24.4%            18.3%         21.8%


---------------------------------------------------------------------------------------------------------------------------

       CORPORATE

            Non-interest revenues                         $ (52)        $ (68)        $ (41)          $ (204)       $ (174)
            Net interest profit                             (18)          (10)          (18)             (40)          (74)
                                                     ----------------------------------------------------------------------
            Total net revenues                              (70)          (78)          (59)            (244)         (248)
                                                     ----------------------------------------------------------------------

            Operating earnings (loss) before income taxes
                and dividends on preferred securities
                 issued by subsidiaries                     (76)          (79)          (74)            (236)         (263)

---------------------------------------------------------------------------------------------------------------------------

       TOTAL

            Non-interest revenues                       $ 4,266       $ 4,757       $ 5,374         $ 14,724      $ 18,184
            Net interest profit                             879           816           770            2,404         2,317
                                                    -----------------------------------------------------------------------
            Total net revenues                            5,145         5,573         6,144           17,128        20,501
                                                    -----------------------------------------------------------------------

            Operating earnings before income taxes and
                dividends on preferred securities
                 issued by subsidiaries                     774           852         1,311            2,977         4,409

            Pre-tax profit margin                         15.0%         15.3%         21.3%            17.4%         21.5%

---------------------------------------------------------------------------------------------------------------------------

       Note:  Certain prior period amounts have been restated to conform to the current period presentation.





                                                                                                          Exhibit 99(i)
     MERRILL LYNCH & Co., Inc.


     CONSOLIDATED QUARTERLY EARNINGS  [UNAUDITED]                                                         (in millions)

                                                                3Q00         4Q00        1Q01        2Q01         3Q01
                                                            ---------   ----------  ----------   ---------   ----------

       NET REVENUES
         Commissions
             Listed and over-the-counter securities            $ 901        $ 884       $ 885       $ 779        $ 673
             Mutual funds                                        518          475         441         408          355
             Other                                               205          187         179         175          176
                                                            ---------   ----------  ----------   ---------   ----------
             Total                                             1,624        1,546       1,505       1,362        1,204
         Principal transactions                                1,160        1,249       1,740         911          759
         Investment banking
             Underwriting                                        590          674         629         662          543
             Strategic advisory                                  268          434         284         313          294
                                                            ---------   ----------  ----------   ---------   ----------
             Total                                               858        1,108         913         975          837
         Asset management and portfolio service fees
             Asset management fees                               578          585         545         548          514
             Portfolio service fees                              567          596         574         544          559
             Account fees                                        127          123         124         126          125
             Other fees                                          142          167         136         138          139
                                                            ---------   ----------  ----------   ---------   ----------
             Total                                             1,414        1,471       1,379       1,356        1,337
         Other                                                   318          118         164         153          129
                                                            ---------   ----------  ----------   ---------   ----------
            Subtotal                                           5,374        5,492       5,701       4,757        4,266

         Interest and dividend revenues                        5,474        6,169       6,233       5,563        4,663
         Less interest expense                                 4,704        5,396       5,524       4,747        3,784
                                                            ---------   ----------  ----------   ---------   ----------
            Net interest profit                                  770          773         709         816          879

                                                            ---------   ----------  ----------   ---------   ----------
         TOTAL NET REVENUES                                    6,144        6,265       6,410       5,573        5,145
                                                            ---------   ----------  ----------   ---------   ----------

       NON-INTEREST EXPENSES
         Compensation and benefits                             3,146        3,158       3,244       2,977        2,757
         Communications and technology                           542          610         598         568          529
         Occupancy and related depreciation                      251          244         270         270          280
         Advertising and market development                      205          226         208         202          165
         Brokerage, clearing, and exchange fees                  206          221         235         243          219
         Professional fees                                       147          175         142         151          115
         Goodwill amortization                                    52           55          52          51           53
         Other                                                   284          268         310         259          253

                                                            ---------   ----------  ----------   ---------   ----------
         TOTAL NON-INTEREST EXPENSES                           4,833        4,957       5,059       4,721        4,371
                                                            ---------   ----------  ----------   ---------   ----------

       OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
         ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES        1,311        1,308       1,351         852          774

       Income tax expense                                        378          382         428         262          251

       Dividends on preferred securities issued by subsidiaries   48           49          49          49           48
                                                            ---------   ----------  ----------   ---------   ----------

       OPERATING EARNINGS, BEFORE SEPTEMBER 11 EXPENSES        $ 885        $ 877       $ 874       $ 541        $ 475

     ------------------------------------------------------------------------------------------------------------------
     PER COMMON SHARE DATA
                                                                3Q00         4Q00        1Q01        2Q01         3Q01
                                                            ---------   ----------  ----------   ---------   ----------

         Operating earnings - Basic                           $ 1.09       $ 1.07      $ 1.04      $ 0.63       $ 0.55
         Operating earnings - Diluted                           0.94         0.93        0.92        0.56         0.50
         Dividends paid                                         0.16         0.16        0.16        0.16         0.16
         Book value                                            20.70        21.95       23.28       24.02    24.38 est.

     ------------------------------------------------------------------------------------------------------------------

     Note:  Certain prior period amounts have been restated to conform to the current period presentation.



                                                                                                      Exhibit 99(i)
     MERRILL LYNCH & Co., Inc.


     PERCENTAGE OF QUARTERLY NET REVENUES  [UNAUDITED]

                                                                3Q00        4Q00        1Q01        2Q01        3Q01
                                                           ----------  ----------  ----------  ----------  ----------

       NET REVENUES
         Commissions
             Listed and over-the-counter securities            14.7%       14.1%       13.8%       14.0%       13.1%
             Mutual funds                                       8.4%        7.6%        6.9%        7.3%        6.9%
             Other                                              3.3%        3.0%        2.8%        3.1%        3.4%
                                                           ----------  ----------  ----------  ----------  ----------
             Total                                             26.4%       24.7%       23.5%       24.4%       23.4%
         Principal transactions                                18.9%       19.9%       27.1%       16.3%       14.8%
         Investment banking
             Underwriting                                       9.6%       10.8%        9.8%       11.9%       10.6%
             Strategic advisory                                 4.4%        6.9%        4.4%        5.6%        5.7%
                                                           ----------  ----------  ----------  ----------  ----------
             Total                                             14.0%       17.7%       14.2%       17.5%       16.3%
         Asset management and portfolio service fees
             Asset management fees                              9.4%        9.3%        8.5%        9.8%       10.0%
             Portfolio service fees                             9.2%        9.5%        9.0%        9.8%       10.9%
             Account fees                                       2.1%        2.0%        1.9%        2.3%        2.4%
             Other fees                                         2.3%        2.7%        2.1%        2.4%        2.7%
                                                           ----------  ----------  ----------  ----------  ----------
             Total                                             23.0%       23.5%       21.5%       24.3%       26.0%
         Other                                                  5.2%        1.9%        2.6%        2.9%        2.4%
                                                           ----------  ----------  ----------  ----------  ----------
            Subtotal                                           87.5%       87.7%       88.9%       85.4%       82.9%
         Interest and dividend revenues                        89.1%       98.5%       97.2%       99.8%       90.6%
         Less interest expense                                 76.6%       86.2%       86.1%       85.2%       73.5%
                                                           ----------  ----------  ----------  ----------  ----------
            Net interest profit                                12.5%       12.3%       11.1%       14.6%       17.1%

                                                           ----------  ----------  ----------  ----------  ----------
         TOTAL NET REVENUES                                   100.0%      100.0%      100.0%      100.0%      100.0%
                                                           ----------  ----------  ----------  ----------  ----------

       NON-INTEREST EXPENSES
         Compensation and benefits                             51.2%       50.4%       50.6%       53.4%       53.6%
         Communications and technology                          8.8%        9.7%        9.3%       10.2%       10.3%
         Occupancy and related depreciation                     4.1%        3.9%        4.2%        4.8%        5.4%
         Advertising and market development                     3.3%        3.6%        3.2%        3.6%        3.2%
         Brokerage, clearing, and exchange fees                 3.4%        3.5%        3.7%        4.4%        4.3%
         Professional fees                                      2.4%        2.8%        2.2%        2.7%        2.2%
         Goodwill amortization                                  0.8%        0.9%        0.8%        0.9%        1.0%
         Other                                                  4.7%        4.3%        4.9%        4.7%        5.0%

                                                           ----------  ----------  ----------  ----------  ----------
         TOTAL NON-INTEREST EXPENSES                           78.7%       79.1%       78.9%       84.7%       85.0%
                                                           ----------  ----------  ----------  ----------  ----------

       OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
         ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES        21.3%       20.9%       21.1%       15.3%       15.0%

       Income tax expense                                       6.1%        6.1%        6.7%        4.7%        4.9%

       Dividends on preferred securities issued by subsidiaries 0.8%        0.8%        0.8%        0.9%        0.9%
                                                           ----------  ----------  ----------  ----------  ----------
       OPERATING EARNINGS, BEFORE SEPTEMBER 11 EXPENSES        14.4%       14.0%       13.6%        9.7%        9.2%

     ----------------------------------------------------------------------------------------------------------------

     OTHER FINANCIAL DATA
                                                                3Q00        4Q00        1Q01        2Q01        3Q01
                                                           ----------  ----------  ----------  ----------  ----------

         Non-interest expenses excluding compensation
           and benefits to net revenues                        27.5%       28.7%       28.3%       31.3%       31.4%
         Compensation and benefits to pre-tax operating earnings
           before compensation and benefits                    70.6%       70.7%       70.6%       77.7%       78.1%
     ----------------------------------------------------------------------------------------------------------------
         Common shares outstanding (in millions):
            Weighted-average - basic                           805.9       811.9       832.2       841.4       845.8
            Weighted-average - diluted                         929.0       930.7       938.0       943.8       934.5
            Period-end                                         809.1       814.6       838.4       843.8       847.5
     ----------------------------------------------------------------------------------------------------------------



                                                                                                     Exhibit 99(i)
     MERRILL LYNCH & CO., INC.


     SUPPLEMENTAL DATA (UNAUDITED)                                                           (dollars in billions)

                                                       3Q00          4Q00         1Q01          2Q01         3Q01
                                                 -----------   -----------  -----------   -----------  -----------

        CLIENT ASSETS
        Private Client
           U.S.                                     $ 1,417       $ 1,337      $ 1,254       $ 1,318      $ 1,171
           Non - U.S.                                   148           140          131           136          127
                                                 -----------   -----------  -----------   -----------  -----------
        Total Private Client Assets                   1,565         1,477        1,385         1,454        1,298
        MLIM direct sales (1)                           203           204          179           181          170
                                                 -----------   -----------  -----------   -----------  -----------
        Total Client Assets                         $ 1,768       $ 1,681      $ 1,564       $ 1,635      $ 1,468
                                                 ===========   ===========  ===========   ===========  ===========

        ASSETS UNDER MANAGEMENT(2)                    $ 571         $ 557        $ 525         $ 533        $ 507

             Retail                                     269           250          233           230          214
             Institutional                              257           262          250           260          252
             Private Investors                           45            45           42            43           41

             U.S.                                       350           333          319           325          310
             Non-U.S.                                   221           224          206           208          197

             Equity                                     337           321          282           286          253
             Fixed Income                               101           108          118           118          119
             Money Market                               133           128          125           129          135

        U.S. BANK DEPOSITS                             $ 38          $ 55         $ 66          $ 67         $ 70

        ASSETS IN ASSET-PRICED ACCOUNTS               $ 220         $ 209        $ 193         $ 208        $ 189

        ----------------------------------------------------------------------------------------------------------

        NET NEW MONEY

        PRIVATE CLIENT ACCOUNTS
             U.S.                                      $ 28          $ 32         $ 24           $ 1         $ 10
             Non-U.S.                                     7             6            4             4            3
                                                 -----------   -----------  -----------   -----------  -----------
                Total                                    35            38           28             5           13
                                                 -----------   -----------  -----------   -----------  -----------

        ASSETS UNDER MANAGEMENT(3)                      $ 1          $ 12          $ 7           $ 4          $ 4

        ----------------------------------------------------------------------------------------------------------

        DEBT AND EQUITY UNDERWRITING(2)(4)

             Global Volume                            $ 109          $ 79        $ 134         $ 125         $ 93
             Global Market Share                      13.3%         11.6%        12.5%         11.5%        11.4%

             U.S. Volume                               $ 77          $ 55        $ 113         $ 102         $ 76
             U.S. Market Share                        15.2%         13.0%        16.1%         13.5%        12.4%

        COMPLETED MERGERS AND ACQUISITIONS(2)(4)

             Global Value                             $ 196         $ 203        $ 267         $ 117        $ 116
             Global Market Share                      26.1%         20.9%        37.3%         23.2%        25.7%

        ----------------------------------------------------------------------------------------------------------

        FULL-TIME EMPLOYEES                          72,700        72,000       70,300        68,200       65,900

        PRIVATE CLIENT FINANCIAL ADVISORS            20,200        20,200       19,500        18,600       18,000

     -------------------------------------------------------------------------------------------------------------

     (1)Reflects funds managed by MLIM not sold through Private Client channels.
     (2)Certain prior period amounts have been restated to conform to the current period presentation.
     (3)Adjusted to exclude the impact of transferring funds to U.S. bank deposits.
     (4)Full credit to book manager.  Market shares derived from Thomson Financial Securities Data statistics.

        For more information, please contact:


        Investor Relations                       Phone:  212-421-0370
        Merrill Lynch & Co., Inc.                Fax:      212-371-2192
                                                 investor_relations@ml.com

                                       17